                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  JANUARY 31, 1997
                                                   -----------------------------

                            PURE ATRIA CORPORATION
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            (Exact name of registrant as specified in its charter)


          DELAWARE                     0-26212                  94-3141575
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        (State or other              (Commission               (IRS Employer
        jurisdiction of              File Number)         Identification Number)
        incorporation)

               1309 SOUTH MARY AVENUE, SUNNYVALE, CALIFORNIA            94087
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                 (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (408) 720-1600
                                                     ---------------------------

                                      N/A
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         (Former name or former address, if changed since last report)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          ------------------------------------

     On January 31, 1997 (the "Closing Date"), pursuant to an Agreement and Plan of Reorganization dated as of November 17, 1996 (the "Reorganization Agreement"), among Pure Atria Corporation ("Pure Atria"), Delaware PAI Corp., a Delaware corporation and wholly-owned subsidiary of Pure Atria ("Merger Sub"), and Integrity QA Software, Inc., a Delaware corporation ("Integrity"), Pure Atria acquired Integrity by means of a statutory merger (the "Merger") of Integrity into Merger Sub, with Merger Sub remaining as the surviving corporation in the Merger. As a result of the Merger, Integrity became a wholly-owned subsidiary of Pure Atria. Pure Atria develops, markets and supports a comprehensive, integrated suite of software products that are designed to improve the software development process and enable the production of reliable, high-quality software. Integrity was founded to develop, market and support automated software quality products for use in software development and design. Merger Sub was formed solely for the purpose of effecting the Merger.

     Pursuant to the Reorganization Agreement, an aggregate of 1,237,228 shares of Pure Atria Common Stock were issued (including Pure Atria Common Stock to be reserved for issuance upon exercise of Integrity options to be assumed by Pure Atria) in exchange for (i) all of the issued and outstanding capital stock of Integrity and (ii) all unexpired and unexercised stock options to acquire capital stock of Integrity. Each outstanding share of Integrity Preferred Stock was converted into a right to receive (i) $6.50 in cash and (ii) that fraction of a share of Pure Atria Common Stock obtained by dividing $6.50 by the average of the closing prices of Pure Atria's Common Stock as quoted on The Nasdaq Stock Market's Nasdaq National Market ("Nasdaq") for the five trading days immediately preceding the closing date of the Merger (the "Preferred Exchange Ratio"). Each outstanding share of Integrity Common Stock was converted into a right to receive that fraction of a share of Pure Atria Common Stock obtained by dividing $6.3254 by the average of the closing prices of Pure Atria's Common Stock as quoted on Nasdaq for the five trading days immediately preceding the closing date of the Merger (the "Common Exchange Ratio"). Cash was paid in lieu of any fractional shares of Pure Atria Common Stock. All outstanding options to acquire Integrity Capital Stock were assumed by Pure Atria. Each such option became exercisable for that number of whole shares of Pure Atria Common Stock equal to the product of the number of shares of Integrity Common Stock that were issuable upon exercise of such Integrity Option immediately prior to the Effective Time multiplied by the Common Exchange Ratio, rounded down to the nearest whole number of shares of Pure Atria Common Stock. The per share exercise price for the shares of Pure Atria Common Stock issuable upon exercise of such assumed Integrity Option is equal to the quotient determined by dividing the exercise price per share of Integrity Common Stock at which such Integrity Option was exercisable immediately prior to the Effective Time by the Common Exchange Ratio, rounded up to the nearest whole cent.

     The consideration paid by Pure Atria for the outstanding capital stock of Integrity pursuant to the Reorganization Agreement was determined pursuant to arms' length negotiations and took into account various factors concerning the valuation of the business of Integrity, including public market valuations of comparable companies, discounted cash flows for Integrity, and multiples paid in recent acquisitions of comparable companies.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------

     (a)  Financial Statements of Integrity.
          ---------------------------------

          The Financial Statements of Integrity required to be filed pursuant to
Item 7(a) of Form 8-K are incorporated herein by reference to Pure Atria's Registration Statement on Form S-4, Registration No. 333-19319 (the "Registrant's 1997 S-4").

     (b)  Pro Forma Financial Information.
          -------------------------------

          The Pro Forma Financial Information required to be filed pursuant to
Item 7(b) of Form 8-K are incorporated herein by reference to Registrant's 1997 S-4.

     (c)  Exhibits.
          --------

          2.1 Agreement and Plan of Reorganization dated as of November 17, 1996, with exhibits (which is incorporated herein by reference to Registrant's 1997 S-4).

          2.2 Certificate of Merger dated January 31, 1997, filed with the Secretary of State of Delaware on January 31, 1997.


         23.1  Consent of Price Waterhouse LLP.
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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 18, 1997               PURE ATRIA CORPORATION



                                       /s/ W. Geoffrey Stein
                                       -----------------------------------------
                                       W. Geoffrey Stein
                                       Vice President and General Counsel

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                               Index to Exhibits
                               -----------------

     Exhibit
     Number               Description of Document
   ---------   -----------------------------------------------------------------
      2.1      Agreement and Plan of Reorganization dated as of November 17,
               1996, with exhibits (which is incorporated herein by reference to Registrant's 1997 S-4).

      2.2 Certificate of Merger dated January 31, 1997, filed with the Secretary of State of Delaware on January 31, 1997.

     23.1      Consent of Price Waterhouse LLP.

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